UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 12, 2007

REGAN HOLDING CORP.
(Exact name of registrant as specified in its charter)
California	000-19704	68-0211359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2090 Marina Avenue Petaluma, California 94954 (Address of principal executive offices) (707) 778-8638 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Material Amendment to a Material Definitive Agreement.

On April 12, 2007, Legacy Marketing Group, the primary operating subsidiary of Regan Holding Corp., amended certain terms of the credit agreement (the “Credit Agreement”) with Washington National Insurance Company dated July 20, 2006.  Amendment No. 1 (the “Amendment”) to the Credit Agreement (1) extended the final maturity of the loan under the Credit Agreement from April 1, 2012, to December 31, 2012; (2) changed certain of the requirements for mandatory prepayments under the Credit Agreement; (3) changed certain terms of the financial covenants specified in the Credit Agreement, and (4) revised certain definitions contained in the Credit Agreement.  The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit 10.1

Amendment No. 1 dated April 12, 2007, to Credit Agreement between Legacy Marketing

Group and Washington National Insurance Company dated July 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAN HOLDING CORP.

(Registrant)

Date: April 17, 2007

/s/ R. Preston Pitts

R. Preston Pitts

President, Chief Financial Officer and Chief Operating Officer